SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 29, 1998
                       (Date of earliest event reported)

                         Commission File No. 333-49761

                       HomeSide Mortgage Securities, Inc.
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       Delaware                                              59-2957725
(State of Incorporation)                                   (I.R.S. Employer
                                                           Identification No.)

7301 Baymeadows Way, Jacksonville, FL                           32256
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Address of principal executive offices                        (Zip Code)

                                 (904) 281-3000
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 5.           Other Events

Filing of Computational Materials

     Exhibit 99.1 which attaches Computational Materials (as defined in the no-action letter dated May 27, 1994 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Donaldson, Lufkin & Jenrette Securities Corporation in connection with the offering of Multi-Class Mortgage Pass-Through Certificates, Series 1998-2 has been filed in paper with the Securities and Exchange Commission under cover of Form SE pursuant to Rule 311(i) of Regulation S-T.

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ITEM 7.           Financial Statements and Exhibits

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                              Description
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   (99.1)                                               Computational
                                                        Materials (filed
                                                        in paper under
                                                        cover of Form SE
                                                        pursuant to Rule
                                                        311(i) of
                                                        Regulation S-T)

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HOMESIDE MORTGAGE SECURITIES, INC.

May 29, 1998

                                           By:       /s/ G. Alan Howard
                                              ----------------------------------
                                              Name:  G. Alan Howard
                                              Title:    Vice President

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